Registration No. 333-17663
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------


                        POST-EFFECTIVE AMENDMENT NO. 3 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

       SEPARATE ACCOUNT FP
                of
     THE EQUITABLE LIFE ASSURANCE               Edward D. Miller, President
     SOCIETY OF THE UNITED STATES        The Equitable Life Assurance Society of
        (Exact Name of Trust)                       the United States
     THE EQUITABLE LIFE ASSURANCE             1290 Avenue of the Americas
      SOCIETY OF THE UNITED STATES              New York, New York 10104
       (Exact Name of Depositor)         (Name and Address of Agent for Service)
      1290 Avenue of the Americas
        New York, New York 10104
  (Address of Depositor's Principal
        Executive Offices)

                     ---------------------------------------

              Telephone Number, Including Area Code: (212) 554-1234

                    ----------------------------------------

                  Please send copies of all communications to:

      MARY P. BREEN, ESQ.                             with a copy to:
      Vice President and                            Thomas C. Lauerman
   Associate General Counsel               Freedman, Levy, Kroll & Simonds
  The Equitable Life Assurance          1050 Connecticut Avenue, N.W., Suite 825
  Society of the United States                     Washington, D.C. 20036
  1290 Avenue of the Americas
    New York, New York 10104

                    ----------------------------------------


      Securities Being Registered: Units of Interest in Separate Account FP

It is proposed that this filing will become effective (check appropriate line):


_____ immediately upon filing pursuant to paragraph (b) of Rule 485

_____ on (                    ) pursuant to paragraph (b) of Rule 485

__X__ 60 days after filing pursuant to paragraph (a) of Rule 485


_____ on (                    ) pursuant to paragraph (a) of Rule 485

                             SEPARATE ACCOUNT FP OF

                         THE EQUITABLE LIFE ASSURANCE SOCIETY

                              OF THE UNITED STATES

                             Reconciliation and Tie


                               Incentive Life (SM)

Items of
Form N-8B-2*      Captions in Prospectus

1(a), (b)         About Our Separate Account FP.

2                 Who is Equitable Life?

3                 Inapplicable

4                 How We Market the Policies.

5,6               About Our Separate Account FP.

7                 Inapplicable**

8                 Inapplicable**

9                 Inapplicable

10(a) Above our Separate Account FP: Your Options for Receiving Policy Proceeds; Proceeds Payment Options; Assigning your policy.

(b)               Determining Your Policy's Value: Your Policy's Account Value:
                  Your Policy's Value in Our Variable Investment Options; About Our Separate Account FP.

(c)(d)            Charges and Expenses You Will Pay: Changes in Charges;
                  Accessing Your Money: Borrowing From Your Policy; Making Withdrawals From Your Policy; Surrendering Your Policy for its Net Cash Surrender Value; Your Option to Receive a Living Benefit; More Information About Procedures That Apply To Your
                  Policy: Requirements for Surrender Requests; Ways We Pay Proceeds; Assigning Your Policy; Your Option to Receive a Living Benefit; Tax Treatment of Living Benefit Proceeds; Dates and Prices at Which Policy Events Occur.

(e) The Minimum Amount of Premiums You Must Pay--Policy "lapse" and termination; --Restoring a terminated policy; You can Guarantee That Your Policy Will Not Terminate Before a Certain Date; You can Elect A Paid-Up Death Benefit Guarantee.

(f)               Your Voting Privileges.

10(g)(1) 10(g)(2) Changes We Can Make; Your Voting Privileges.
10(h)(1) 10(h)(2)

10(g)(3) 10(g)(4) Inapplicable**
10(h)(3) 10(h)(4)
_________________
*Registrants include this Reconciliation and Tie in their Registration Statement in compliance with Instruction 4 as to the Prospectus as set out in Form S-6. Separate Account FP will be an investment company registered under the Investment Company Act of 1940 on a Form N-8B-2 Registration Statement. Pursuant to Sections 8 and 30(b)(1) of the Investment Company Act of 1940, Rule 30a-1 under the Act, and Forms N-8B-2 and N-SAR under that Act, the Account keeps its Form N-8B-2 Registration Statement current through the filing of periodic reports required by the Securities and Exchange Commission.

**Not required pursuant to either Instruction 1(a) as to the Prospectus as set out in Form S-6 or the administrative practice of the Commission and its staff of adapting the disclosure requirements of the Commission's registration statement forms in recognition of the differences between variable life insurance policies and other periodic payment plan certificates issued by investment companies and between separate account organized as management companies and unit investment trusts.

10(i) Determining Your Policy's Value; Tax Information; Charges and Expenses You Will Pay; Investment Options Within Your Policy; Transferring Your Money Among Our Investment Options.

11                What is Incentive Life?; Investment Options Within Your
                  Policy.

12(a)             What is Incentive Life?

12(b)             Inapplicable

12(c)             About our Separate Account FP.

12(d)             How We Market The Policies.

12(e)             Inapplicable**

13(a) Charges and Expenses You Will Pay; More information About Other Matters: Deducting Policy Charges.

13(b), (c), (g)   Inapplicable**

13(d)             Variations Among Incentive Life Policies

13(e), (f)        Inapplicable

14,15 Policy Features and Benefits: How You Can Pay For and Contribute to Your Policy; More Information About Procedures that Apply to Your Policy: Ways to Make Premium and Loan Payments; Dates and Prices at Which Policy Events Occur; Policy Issuance.

16 More Information About Other Matters: About Our Separate Account FP; Determining Your Policy's Value: Your Account Value; Transferring Your Money Among Our Investment Options; Accessing Your Money.

17(a),(b)         Captions referenced under Items 10 (c), (d) and (e) above.

17(c)             Inapplicable**

18(a)             Policy Features and Benefits: Determining Your Policy's Value

18(b), (d)        Inapplicable

18(c)             Tax Information:  Our Taxes.

19 More Information About Other Matters: Reports We Will Send You; Your Voting Privileges.

20(a) Captions referenced under Items 10(g)(1), 10(g)(2), 10(h)(1) and 10(h)(2).

20(b), 20(c),
20(d), 20(e),
20(f)             Inapplicable

21(a), 21(b)      Accessing Your Money: Borrowing From Your Policy.

21(c)             Inapplicable**

22 More Information About Other Matters: Suicide and Certain Misstatements; When We Pay Policy Proceeds; --Delay to challenge coverage.

23                Inapplicable

24                All prospectus captions.

25                Who is Equitable Life?

26(a), 26(b)      Inapplicable**

27                Who is Equitable Life?; More Information About Other
                  Matters: How We Market the Policies.

28                More Information About Other Matters:  Directors and Principal
                  Officers.

29                Who is Equitable Life?

30                Inapplicable

31, 32, 33, 34    Inapplicable**

35 More Information About Other Matters: Insurance Regulation That Applies to Equitable Life.

36                Inapplicable**

37                Inapplicable**

38                More Information About Other Matters:  How We Market the
                  Policies.

39(a)             Who is Equitable Life?

39(b)             More Information About Other Matters:  How We Market the
                  Policies.

40(a)             Inapplicable** (But see More information About Other Matters:
                  How We Market the Policies).

40(b)             Inapplicable

41(a)             Who is Equitable Life?  More Information About Other
                  Matters:  How We Market the Policies.

41(b),41(c),42    Inapplicable**

43                Inapplicable

44 (a) (1)        Policy Features and Benefits:  Determining Your Policy's
                  Value.

44 (a) (2)        More Information About Other Matters: About our Separate
                  Account FP; About Our General Account; Transfers of Your
                  Account Value; Telephone Requests; Determining Your Policy's
                  Value: Your Account Value; Accessing Your Money; About Your
                  Life Insurance Benefit.

44(a)(3) Determining Your Policy's Value; Transferring Your Money Among Our Investment Options; Accessing Your Money.

44(a)(4)          Tax Information.

44(a)(5) Charges and Expenses You Will Pay; More Information About Other Matters: Deducting Policy Charges.

44(a)(6) Determining Your Policy's Value: Your Account Value; More Information About Other Matters; Our Separate Account FP; Transfers of Your Account Value; Deducting Policy Charges; Charges and Expenses You Will Pay.

44(b)             Inapplicable**

44(c) Charges and Expenses You Will Pay: Changes in Charges; More Information About Other Matters: Changes We Can Make.

45                Inapplicable

46(a)             Captions referenced under Item 44(a) above.

46(b)             Inapplicable**

47,48,49          Inapplicable

50                More Information About Other Matters: About Our Separate
                  Account FP.

51(a)-(j)         Inapplicable**

52(a), (c)        More Information About Other Matters: Changes We Can Make.

52(b), (d)        Inapplicable

53(a)             Tax Information:  Our Taxes.

54(b), 54         Inapplicable

55                Inapplicable**

56-59             Inapplicable**

[Outside Wrapper]

                                INCENTIVE LIFE(R)
                A flexible premium variable life insurance policy
                                   May 1, 1999
                               Equitable AXA Logo

                                                                   [FRONT COVER]
                                INCENTIVE LIFE(R)
                A flexible premium variable life insurance policy
                          Prospectus dated May 1, 1999
                               Equitable AXA Logo

         Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectuses for The Hudson River Trust and EQ Advisors Trust, which contain important information about their Portfolios.

         This prospectus describes many aspects of an Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your Equitable Life associate can provide any further explanation about your policy.

WHAT IS INCENTIVE LIFE? Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:

-----------------------------------------------------------------------------------------------------------------------
    FIXED INCOME OPTIONS:                          EQUITY OPTIONS:                         ASSET ALLOCATION OPTIONS:
------------------------------ --------------------------------------------------------- ------------------------------
Domestic Fixed Income         Domestic Equity               International Equity        o  Alliance Conservative
---------------------         ---------------               --------------------           Investors
   o Alliance Money Market       o T. Rowe Price Equity        o Alliance Global        o  EQ/Putnam Balanced
   o Alliance Intermediate         Income                      o Alliance International o  Alliance Balanced
     Government Securities       o EQ/Putnam Growth &          o   T. Rowe Price        o  Alliance Growth Investors
   o Alliance Quality Bond         Income Value                  International Stock
                                                                                        o  Merrill Lynch World
Aggressive Fixed Income          o Alliance Growth & Income    o Morgan Stanley            Strategy
-----------------------          o Alliance Equity Index         Emerging Markets Equity
   o Alliance High Yield         o Merrill Lynch Basic
                                   Value Equity             Aggressive Equity
                                 o Alliance Common Stock    -----------------
                                 o MFS Research             o Alliance Aggressive
                                 o MFS Growth with Income*    Stock
                                 o EQ/Alliance Premier      o Warburg Pincus Small
                                   Growth*                    Company Value
                                                            o Alliance Small Cap
                                                              Growth
                                                            o MFS Emerging Growth
                                 * Available June 4, 1999     Companies
-----------------------------------------------------------------------------------------------------------------------

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of one of the following two mutual funds: The Hudson River Trust or the EQ Advisors Trust. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax-deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax-free.

         Other choices you have. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) change the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) add or delete certain optional benefits that we offer by "riders" to your policy.

Your Equitable Life associate can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Incentive Life or another policy may not be to your advantage.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
 COPYRIGHT 1999 THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. ALL RIGHTS RESERVED. INCENTIVE LIFE IS A REGISTERED SERVICE MARK OF THE EQUITABLE
                  LIFE ASSURANCE SOCIETY OF THE UNITED STATES.

                             [Inside of Front Cover]

WHO IS EQUITABLE LIFE? We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated ("Equitable Companies"), whose majority shareholder is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

Equitable Companies and its consolidated subsidiaries managed approximately $347.5 billion in assets as of December 31, 1998. For more than 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

HOW TO REACH US. To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us

BY MAIL:                                  BY EXPRESS DELIVERY:                     BY TOLL-FREE PHONE: 1-888-855-5100
at the Post Office Box for our            at the Street Address for our            (automated system available weekdays 7 AM
Administrative Office specified in your   Administrative Office specified in       to 9 PM, Eastern Time;  customer service
policy                                    your policy                              representative available weekdays 8 AM to 9
BY E-MAIL:  life-service@ equitable.com   BY FAX:  1-704-540-9714                  PM, Eastern Time)


By internet: Our web site (www.equitable.com) can also provide information; some of the forms listed below are available for you to print out through our web site.

We require that the following types of communications be on specific forms we provide for that purpose:

         (1)      request for automatic transfer service; and

         (2) authorization for telephone transfers by a person who is not also the insured person

We also have specific forms that we recommend you use for the following:

         (a)      policy surrenders;      (d)  transfers between investment
                                               options; and
         (b)      address changes;        (e)  changes in allocation percentages
         (c)      beneficiary changes;         for premiums and deductions.


Except for properly authorized telephone transactions, any notice or request that does not use our standard form must be in writing dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. For information about transaction requests you can make by phone, see "Telephone Transfers" on page __ and "Telephone Requests" on page __ of this prospectus. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners both must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

                           CONTENTS OF THIS PROSPECTUS

                                                                                                      PAGE IN THIS
                                                                                                       PROSPECTUS
                                                                                                       ----------
WHAT IS INCENTIVE LIFE?
WHO IS EQUITABLE LIFE?
HOW TO REACH US
CHARGES AND EXPENSES YOU WILL PAY
RISKS YOU SHOULD CONSIDER
DECIDING TO PURCHASE -- POLICY FEATURES AND BENEFITS
         How You Can Pay For and Contribute to Your Policy
         The Minimum Amount of Premiums You Must Pay
         You Can Guarantee That Your Policy Will Not Terminate Before a Certain Date
         You Can Elect a "Paid Up" Death Benefit Guarantee
         Investment Options Within Your Policy
         About Your Life Insurance Benefit
         You Can Increase or Decrease Your Insurance Coverage
         Other Benefits You Can Add by Rider
         Your Options For Receiving Policy Proceeds
         Your Right to Cancel Within a Certain Number of Days
         Variations Among Incentive Life Policies
Determining Your Policy's Value
         Your Account Value
Transferring Your Money Among Our Investment Options
         Transfers You Can Make
         Telephone Transfers
         Our Dollar Cost Averaging Service
Accessing Your Money
         Borrowing From Your Policy
         Making Withdrawals From Your Policy
         Surrendering Your Policy For its Net Cash Surrender Value
         Your Option to Receive a Living Benefit
Tax Information
         Basic Tax Treatment For You and Your Beneficiary
         Tax Treatment of Distributions to You
         Tax Treatment of Living Benefit Proceeds
         Effect of Policy on Interest Deductions Taken by Business Entities
         Requirement That We Diversify Investments
         Estate, Gift, and Generation-Skipping Taxes
         Pension and Profit-Sharing Plans
         Other Employee Benefit Programs
         ERISA
         Our Taxes
         When We Withhold Taxes From Distributions
         Possibility of Future Tax Changes

MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY
         Ways to Make Premium and Loan Payments
         Requirements For Surrender Requests
         Ways We Pay Policy Proceeds
         Assigning Your Policy Dates and Prices at Which
         Policy Events Occur
         Policy Issuance
         Gender-Neutral Policies
MORE INFORMATION ABOUT OTHER MATTERS
         Your Voting Privileges
         About Our Separate Account FP
         About Our General Account
         You Can Change Your Policy's Insured Person
         Transfers of Your Account Value
         Telephone Requests
         Deducting Policy Charges
         Customer Loyalty Credit
         Suicide and Certain Misstatements
         When We Pay Policy Proceeds
         Changes We Can Make
         Reports We Will Send You
         Legal Proceedings
         Illustrations of Policy Benefits
         SEC Registration Statement
         How We Market the Policies
         Insurance Regulation That Applies To Equitable Life
         Year 2000 Progress
         Directors and Principal Officers
FINANCIAL STATEMENTS OF EQUITABLE LIFE AND SEPARATE ACCOUNT FP
APPENDICES
         I --  Investment Performance Record
         II--  Our Data on Market Performance
         III-- An Index of Key Words and Phrases

THE HUDSON RIVER TRUST PROSPECTUS (follows after page __ of this prospectus, but is not a part of this prospectus)

EQ ADVISORS TRUST PROSPECTUS (follows after page __ of The Hudson River
         Trust Prospectus, but is not a part of that prospectus or this prospectus.)

"WE", "OUR" AND "US" REFERS TO EQUITABLE LIFE.

WHEN WE ADDRESS THE READER OF THIS PROSPECTUS WITH WORDS SUCH AS "YOU" AND "YOUR," WE MEAN THE PERSON OR PERSONS HAVING THE RIGHT OR RESPONSIBILITY THAT THE PROSPECTUS IS DISCUSSING AT THAT POINT. THIS USUALLY IS THE POLICY'S OWNER.

If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

We do not offer Incentive Life in all states. This prospectus does not offer Incentive Life anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

CHARGES AND EXPENSES YOU WILL PAY

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting Policy Charges" beginning on page __ below.

                             TABLE OF POLICY CHARGES

CHARGES WE DEDUCT FROM AMOUNTS YOU CONTRIBUTE TO YOUR POLICY:

       Premium charge...................     (a) 6% of each premium payment you
                                             make up to a certain amount1 and
                                             (b) 3% of each premium payment
                                             thereafter (which we may increase
                                             up to 6%)2

CHARGES WE DEDUCT FROM YOUR POLICY'S VALUE EACH MONTH:

     Administrative charge(3)............    (i) For adults (age 18 and older),
                                             $20 in each of your policy's first
                                             12 months; or, for children, $10 of
                                             each of the policy's first 24
                                             months and (ii) for everyone, $7 in
                                             each subsequent month (which we may
                                             increase up to $10)

     Cost of insurance charges(3) and
       Optional rider charges............    Amount varies depending on the
                                             specifics of your policy(4)

     Charge if you have elected our optional
       enhanced death benefit guarantee...   $.02 for each $1000 of your
                                             policy's face amount(5)

CHARGES WE DEDUCT FROM YOUR POLICY'S VARIABLE INVESTMENT PERFORMANCE EACH DAY:

----------

(1) Up to an amount equal to ten "target premiums." The "target premium" is actuarially determined for each policy, based on that policy's characteristics.

(2) The Illustrations of Policy Benefits that your Equitable Life associate will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 6%, however, if the amount of taxes that we pay based on premium increases.

(3)      Not applicable after the insured person reaches age 100.

(4) See "Monthly cost of insurance charge" on page ___ below and "Other Benefits You Can Add by Rider" on page ___ below.

(5) The "face amount" is the basic amount of insurance coverage under your policy.

     Mortality and expense risk charge.....  .60% (effective annual rate) of the value you have in our variable
                                             investment options (we may increase
                                             this rate up to .90%)(6)

CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME OF THE TRANSACTION:

     Surrender (turning in) of your policy
        during its first 15 years..........  A surrender charge that will not exceed the maximum set forth in
                                             your policy.(7) (We will also
                                             deduct the amount of surrender
                                             charge remaining for any face
                                             amount increases, as discussed
                                             immediately below.)

     Surrender of your policy during the
        first 15 years after you have
        requested an increase in your
        policy's face amount...............  An amount of surrender charge that we will compute on essentially the
                                             same basis as if each such face
                                             amount increase had been a
                                             separate, newly-issued Incentive
                                             Life policy.(8)

     Requested decrease in your policy's
        face amount .......................  A pro-rata portion of the full surrender charge that would apply
                                             to a surrender at the time of the
                                             decrease

YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 1998. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.

----------
(6) This charge does not apply to amounts in our guaranteed interest option.

(7) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrender made after the policy's 15th year. The maximum amount of surrender charge depends on each policy's specific characteristics. The lowest maximum for any policy would be $__________ for each $1,000 of initial face amount and the highest maximum for any policy would be $_______ per $1,000.

(8) This additional surrender charge, however, applies only to the amount (if any) by which the increase causes the face amount to exceed its highest previous amount. For these purposes, we disregard any face amount charges that we make automatically as a result of any change in your death benefit option.

-------------------------------------------------------------------------------------------------------------------------------
                                                                              1998 Fees and Expenses
                                                     --------------------------------------------------------------------------
Portfolios That Are Part of  The Hudson River          Management Fee       12b-1 Fees     Other Expenses     Total Annual
Trust                                                                                                            Expenses
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                                                             0.25%
Alliance Intermediate Government Securities                                       0.25%
Alliance Quality Bond                                                             0.25%
Alliance High Yield                                                               0.25%
Alliance Growth & Income                                                          0.25%
Alliance Equity Index                                                             0.25%
Alliance Common Stock                                                             0.25%
Alliance Global                                                                   0.25%
Alliance International                                                            0.25%
Alliance Aggressive Stock                                                         0.25%
Alliance Small Cap Growth                                                         0.25%
Alliance Conservative Investors                                                   0.25%
Alliance Balanced                                                                 0.25%
Alliance Growth Investors                                                         0.25%

                                                       ------------------------------------------------------------------------
                                                                               1998 Fees and Expenses
                                                       ------------------------------------------------------------------------

Portfolios That Are Part of the EQ Advisors Trust                                                                 Total
                                                        Management Fee       12b-1 Fees    Other Expenses*   Annual Expenses
                                                                                            (After Expense    (After Expense
                                                                                           Reimbursements)   Reimbursements)
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                                 0.55%                0.25%           0.05%             0.85%
EQ/Putnam Growth & Income Value                             0.55%                0.25%           0.05%             0.85%
Merrill Lynch Basic Value Equity                            0.55%                0.25%           0.05%             0.85%
MFS Research                                                0.55%                0.25%           0.05%             0.85%
T. Rowe Price International Stock                           0.75%                0.25%           0.20%             1.20%
Morgan Stanley Emerging Markets Equity                      1.15%                0.25%           0.35%             1.75%
Warburg Pincus Small Company Value                          0.65%                0.25%           0.10%             1.00%
MFS Emerging Growth Companies                               0.55%                0.25%           0.05%             0.85%
EQ/Putnam Balanced                                          0.55%                0.25%           0.10%             0.90%
Merrill Lynch World Strategy                                0.70%                0.25%           0.25%             1.20%
EQ/Alliance Premier Growth                                                       0.25%
MFS Growth with Income                                      0.55%                0.25%           0.05%             0.85%


----------
  *Expense reimbursements are made by EQ Advisors Trust's manager, EQ Financial Consultants, pursuant to an expense limitation agreement. Under this agreement, EQ Financial Consultants has agreed to waive or limit its fees and assume other expenses.

Absent the expense reimbursements, the "Other Expenses" for 1998 on an annualized basis for each of the following Portfolios would have been as follows: T. Rowe Price Equity Income -- ___%; EQ/Putnam Growth & Income Value -- ___%; Merrill Lynch Basic Value Equity -- ___%; MFS Research -- ___%; T. Rowe Price International Stock -- ___%; Morgan Stanley Emerging Markets Equity -- ___%; Warburg Pincus Small Company Value -- ___%; MFS Emerging Growth Companies -- ___%; EQ/Putnam Balanced -- ___%; Merrill Lynch World Strategy -- ___%. For MFS Growth with Income, which had initial seed capital invested on December 31, 1998, the "Other Expenses" for 1999, absent the expense reimbursement, are estimated to be as follows: ___%, ____%, and ____%, respectively. For EQ/Alliance Premier Growth, which had initial seed capital invested on _________, 1999, the "Other Expenses" for 1999, absent the expense reimbursement, are estimated to be as follows: ___%.

Each Portfolio may at a later date make a reimbursement to EQ Financial Consultants for any of the management fees waived or limited and other expenses assumed and paid by EQ Financial pursuant to the expense limitation agreement provided that, among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the attached EQ Advisors Trust prospectus for more information.

--------------------------------------------------------------------------------

HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

         In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.

CHANGES IN CHARGES

         We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our Taxes" on page ___ below), (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees, related legal counsel fees and auditing fees) or (3) make a charge of up to $25 for each transfer among investment options that you make.

         Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

RISKS YOU SHOULD CONSIDER

         Some of the principal risks of investing in a policy are as follows:

         o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

         o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

         o We can increase certain charges without your consent, within limits stated in your policy.

         o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

DECIDING TO PURCHASE -- POLICY FEATURES AND BENEFITS

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

         Premium payments. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies issued in some states or automatic premium payment plans may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

[Side bar: You can generally pay premiums at such times and in such amounts as you like, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.]

         Limits on premium payments. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. These tax law premium limits are summarized further under "Tax Information" beginning on page __ below. We may return to you any premium payments that would exceed those limits.

         You can ask your Equitable Life associate to provide you with an illustration of policy benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay.

         If at any time when your policy's account value is high enough that the alternative death benefit discussed on page ___ below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with adequate evidence that he/she continues to meet our requirements for issuing insurance.

         Planned periodic premiums. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. Rather, you need to pay only the amount of premiums (if any) that is necessary to keep your policy from lapsing and terminating as discussed below.

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

         Policy "lapse" and termination. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless

         o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You Can Guarantee That Your Policy Will Not Terminate Before a Certain Date" below) or

         o you have elected the Paid Up death benefit guarantee and it remains in effect (see "You Can Elect a 'Paid Up' Death Benefit Guarantee" at page __ below).

("Net cash surrender value" is explained under "Surrendering Your Policy For its Net Cash Surrender Value" on page __ below.)

         We will mail a notice to you at your last known address if your policy lapses. You will have a 61 day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

[Side bar: Your policy will terminate if you don't either (i) pay enough premiums to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to cure any shortfall.]

         You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax Information," beginning on page __ below.

         Restoring a terminated policy. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

         You can guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee options are as follows:

         (1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")

                                         or

         (2) a guarantee until the insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee").

These guarantees may be unavailable or limited to shorter periods in some states.

         We make no extra charge for either of the two above-listed guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5 year guarantee.

[Side bar: In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not terminate for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.]

         Guarantee premium test. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61 day grace period mentioned above) and provided that the period of the corresponding guarantee has not expired.

         When we calculate the cumulative amount of guarantee premiums for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from its due date through the date of the calculation. (This interest rate is purely for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain the guarantee for either duration will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

         Enhanced death benefit guarantee. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1000 of the policy's initial face amount is deducted from your account value for this enhanced death benefit guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

         While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61 day grace period). This guarantee is available for the following periods:

         (a) If you have always chosen death benefit Option A, until the insured person reaches age 100; or

         (b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of the date the insured person reaches age 80 or the end of the 15th year of the policy.

This option is not available in all states.

         If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your Policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

         If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guaranty terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

         Guarantee premiums. The amount of the guarantee premiums for each of the guarantees discussed above is set forth in your policy if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. Certain additional benefit riders will cause the guarantee premiums to increase each year. The guarantee premiums also may change if, for example, you make policy changes that increase or decrease the face amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.

         We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

         In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your policy's face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the face amount (as determined below), so long as the guarantee remains in effect and you do not take any partial withdrawals. The guarantee will terminate, however, if (i) subsequent to the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if (ii) you request us to terminate the election.

In order to elect the paid up death benefit guarantee:

         o you must have death benefit "Option A" in effect (discussed below on page __),

         o you must terminate any riders to your policy that carry additional charges,

         o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification, and

         o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

The paid up death benefit guarantee is not available in all states.

         Possible reduction of face amount. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your account value stayed the same, the component of the face amount calculation determined under clause (b) above would be lower the longer your policy is outstanding.

         If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See the table on page __ above.

         Other effects of this guarantee. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

         Partial withdrawals while this rider remains in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making Withdrawals From Your Policy" at page __ below), except that

         o The policy's face amount will generally decrease more than it would if this guarantee were not in force, and

         o We will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly. See the table on page __ above.

         Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax Treatment of Distributions to You" beginning on page __ below. You should consult your tax advisor before making this election.

INVESTMENT OPTIONS WITHIN YOUR POLICY

         We will initially put all amounts which your have allocated to variable investment options into our Alliance Money Market investment option. On the twenty-first day after your policy's issue date (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

         Variable investment options. The 26 variable investment options currently available are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. The advisers who make the investment decisions for each Portfolio are as follows:

[Side bar:  You can choose among 26 variable investment options]

         Alliance Capital Management L.P. (for each "Alliance" or "EQ/Alliance" option)
         T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. (for both "T. Rowe Price" options)
         Putnam Investment Management, Inc. (for both "EQ/Putnam" options) Merrill Lynch Asset Management L.P. (for both "Merrill Lynch" options) Massachusetts Financial Services Company (for the "MFS" options)
         Morgan Stanley Asset Management Inc. (for the "Morgan Stanley" option) Warburg Pincus Asset Management, Inc. (for the "Warburg Pincus" option)

         The Portfolio that corresponds to each variable investment option that has "Alliance" in its name is a part of The Hudson River Trust (except for the "EQ/Alliance" Portfolio). Each other Portfolio is a part of EQ Advisors Trust. EQ Financial Consultants, Inc., a subsidiary of Equitable Life, serves as investment manager of the EQ Advisors Trust. As such, EQ Financial Consultants oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. You will find other important information about each Portfolio in the separate prospectuses for The Hudson River Trust and EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

         Guaranteed interest option. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (Your policy and other supplemental material may refer to this as the "Guaranteed Interest Account".)

[Side-bar: We will pay at least 3% annual interest on our guaranteed interest option.]

ABOUT YOUR LIFE INSURANCE BENEFIT

         Your policy's face amount. In your application to buy an Incentive Life policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the policy. $50,000 is the smallest amount of coverage you can request.

[Side-bar: If the insured person dies, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.]

         Your policy's "death benefit" options. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is

         o Option A - THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                     - or -

         o Option B - THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

         Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining Your Policy's Value" beginning on page __ below.)

         Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

         Alternative higher death benefit in limited cases. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

[Side bar: If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.]

   Age:*     40 and Under         45        50         55         60         65        70      75 to 95      99 and Over
    %:             250%          215%      185%       150%       130%       120%      115%       105%            101%

*  For the then-current policy year.

         This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

         Other adjustments to death benefit. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

         We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that have become due but have not been paid because of insufficient value in the policy. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. See "Your Option to Receive a Living Benefit" on page __ below.

[Side-bar: You can request to change your death benefit option any time after the second year of the policy.]

         Change of death benefit option. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Also, we may require you to provide us with satisfactory evidence that the insured person remains insurable at the time of this change.

         If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy account value at the time of the change.

         If the alternative death benefit discussed above would be in effect at the time of the change, we will determine the new face amount somewhat differently from the general procedures described above. We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option.

         Please refer to "Tax Information" beginning on page __ below, to learn about certain possible income tax consequences that may result from a change in death benefit option.

YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

         You may increase the life insurance coverage under your policy by requesting an increase in your policy's face amount. You can do so any time after the first year of your policy. You may request a decrease in your policy's face amount any time after the second year of your policy. The requested increase or decrease must be at least $10,000. Please refer to "Tax Information" beginning on page __ for certain possible tax consequences of changing the face amount.

         We can refuse any requested increase or decrease. We will not approve any increase or decrease if we are at that time being required to waive charges under any optional disability waiver rider that is part of the policy. We will also not approve a face amount increase if the insured person has reached age
81. The following additional conditions also apply:

         Face amount increases. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that that the insured person still meets our requirements for coverage; and the monthly insurance charge we make for the amount of the increase will be based on the age and other insurance risk characteristics of the insured person at the time of the increase. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase; these amounts are essentially the same as they would be if we were issuing the same amount of additional coverage as a new policy.

         In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

         If we refuse a requested face amount increase because the insured person's risk characteristics have become less favorable, we may issue the additional coverage as a separate Incentive Life policy with a different insurance risk classification. In that case, we would waive the monthly administrative charge that otherwise would apply to that separate policy.

         Face amount decreases. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease (prospectively) after you reduce the face amount.

         If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

         In some cases, we may have to make a distribution to you from your policy in order to decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code.

OTHER BENEFITS YOU CAN ADD BY RIDER

         You may be eligible for the following other optional benefits we currently make available by rider:

         o    disability waiver benefits        o  ten-year  term  insurance
                                                   on  the  insured  person or
                                                   an additional insured person
         o    accidental death benefit          o  option to purchase additional
                                                   insurance
         o    children's term insurance         o  cost-of-living rider

Equitable Life or your Equitable Life associate can provide you with more information about these riders. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

         The option to purchase additional insurance rider permits you to purchase additional coverage on the insured person, without evidence of insurability, if specified events occur.

         The cost of living rider provides for scheduled automatic face amount increases that, within limits, reflect increases in the Consumer Price Index. These automatic face amount increases will result in a prospective increase in your guarantee premiums and an additional surrender charge, in the same manner as would any other face amount increase you request.

         See also "Tax Information" beginning on page __ below for certain possible tax consequences of face amount increases or adding or deleting riders.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

         Beneficiary of death benefit. You designate your beneficiary in your policy application. You can change your policy's beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

         Payment options for death benefit. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. The terms and conditions of each option are set out in a separate contract that we will send the payee when any such option goes into effect. Equitable Life or your Equitable Life associate can provide you with samples of such contracts on request.

[Side-bar: You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.]

         If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account. The annual rate will be at least 3%.

         If an Equitable Life associate has assisted the beneficiary to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the associate within the periods specified for death benefit payments under "When We Pay Policy Proceeds," beginning on page __ below. Our associates will take reasonable steps to arrange for prompt delivery to the beneficiary.

         A beneficiary for whom we have opened an Equitable Access Account has up to __ days from ___ to select among our death benefit payment options.

         Payment options for surrender and withdrawal proceeds. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

         If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

         To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.

VARIATIONS AMONG INCENTIVE LIFE POLICIES

         Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

         Equitable Life also may vary the charges and other terms of Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life. We will make such variations only in accordance with uniform rules that we establish.

         Equitable Life or your Equitable Life associate can advise you about any variations that may apply to your policy.

DETERMINING YOUR POLICY'S VALUE

YOUR ACCOUNT VALUE

         As set forth on page __ above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

         Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and
(iii) any amounts that we are holding to secure policy loans that you have taken. See "Borrowing From Your Policy" beginning on page _____ below. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in the table on page __.

[Side-Bar: Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.]

         Your policy's value in our variable investment options. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease each day, by the same amount as if you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (the charge is described in the table on page __ above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

         The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

         Your policy's value in our guaranteed interest option. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened policy amounts"). See "Your Option to Receive a Living Benefit" on page __ below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

         Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

TRANSFERS YOU CAN MAKE

[Side-bar: You can transfer freely among our variable investment options and into our guaranteed interest option.]

         After your policy's initial investment Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office or you can make a telephone request (see below).

[Side-bar:  Transfers out of our guaranteed interest option are more limited.]

         Restrictions on transfer out of the guaranteed interest option. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

         We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

         Transfer charge. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge would not apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, however, or to any transfer pursuant to our dollar cost averaging service.

TELEPHONE TRANSFERS

         You can make telephone transfers by following one of two procedures:

         o if you are both the policy's insured person and its owner, by calling 1-888-855-5100 (toll free) from a touch tone phone; or

         o if you are not both the insured person and owner, by signing a telephone transfer authorization form and sending it to us. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone Requests" on page __ below. We allow only one request for telephone transfers each day (although each request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

OUR DOLLAR COST AVERAGING SERVICE

         We offer you a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

         Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the Alliance Money Market option to our other variable investment options. You need a minimum of $5,000 in the Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable options to receive the automatic transfers but each transfer to each option must be at least $50.

         You may elect the dollar cost averaging service with your policy application or at any later time. You can also cancel the dollar cost averaging service at any time.

ACCESSING YOUR MONEY

BORROWING FROM YOUR POLICY

         You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your Option to Receive a Living Benefit" beginning on page __ below.

[Side-bar: You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.]

         When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned portion of your policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

         o        you cannot make transfers or withdrawals of the collateral;

         o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

         o we do not count the collateral when we compute our customer loyalty credit; and

         o        the collateral is not available to pay policy charges.

         When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

         Loan interest we charge. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event, however, will the loan interest rate be greater than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

         Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

         Interest that we credit on loan collateral. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because we first offered Incentive Life policies in 1999 the interest rate differential has not yet been eliminated under any outstanding policies.

[Side-bar: At our current rates, taking a loan effectively costs you 1% per annum.]

         Interest we pay on your loan collateral accrues daily. On each anniversary of your policy (or when your policy loans are fully discharged) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.

         Effects of policy loans. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. See "Tax Information" beginning on page __ below for a discussion of the tax consequences of policy loans.

         Paying off your loan. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

         When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

MAKING WITHDRAWALS FROM YOUR POLICY

         You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

[Side-bar: You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.]

         Effect of partial withdrawals on insurance coverage. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of withdrawals, however, do not result in our deducting any portion of any then remaining surrender charge, unless the paid up death benefit guarantee is in effect. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

         If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

         The result is different, however, during any time when the alternative death benefit (discussed on page __ above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not then in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that counts toward maintaining our other guarantees against termination, as well.

         You should refer to "Tax Information" beginning on page __ below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

         You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described on page __ above.

         Please refer to "Tax Information" beginning on page __ below for the possible tax consequences of surrendering your policy.

YOUR OPTION TO RECEIVE A LIVING BENEFIT

         Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

         We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

         If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies.

         When we pay a living benefit we automatically transfer a pro-rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

         The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax Information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

[Side-bar: You can arrange to receive a "living benefit" if the insured person becomes terminally ill.]

TAX INFORMATION

         This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

         An Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

         o the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

         o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you that we believe is required to maintain your policy's status as life insurance under the Code.

         There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning Your Policy" at page __ below.

TAX TREATMENT OF DISTRIBUTIONS TO YOU

         The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

         Testing for modified endowment contract status. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

         Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your policy's face amount (including pursuant to our cost-of-living rider), or certain other changes.

         If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

         A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

         Taxation of pre-death distributions if your policy is not a modified endowment contract. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible.

         If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

         Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

         Taxation of pre-death distributions if your policy is a modified endowment contract. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

         For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

         A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or
(iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

         IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

         Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

         Restoration of a terminated policy. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

TAX TREATMENT OF LIVING BENEFIT PROCEEDS

         Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

         Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

         The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

         The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material increase in face amount that you request, or other material change in a policy, will be treated as the issuance of a new policy.

         In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

         Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible tax law changes that could occur with respect to such coverage.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

         Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

         If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

         In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $650,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year
2006). For this purpose, however, certain amounts may be excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

         As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation skipping tax may be payable. Generation skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation skipping tax exemption of $1 million.

         The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

PENSION AND PROFIT-SHARING PLANS

         There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax adviser.

OTHER EMPLOYEE BENEFIT PROGRAMS

         Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

         Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

Our Taxes

         The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

         If our state, local or other taxes increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

         Generally, unless you provide us with an election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

POSSIBILITY OF FUTURE TAX CHANGES

         The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect.

         The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Equitable Life, and not the owner of a policy, would be considered the owner of the Portfolio shares.

MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY

         This section provides further detail about certain subjects that are addressed in pages __ above. The following discussion generally does not repeat the information already contained in those pages.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

         Checks and money orders. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

         We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks are not acceptable. We will accept third party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only (1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

REQUIREMENTS FOR SURRENDER REQUESTS

         Your surrender request must include the policy number, your name, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. If you do not want income tax withheld from the proceeds, you must also include a completed withholding authorization (I.R.S. Form W-9).

         Finally, in order for your surrender request to be complete, you must return your policy to us.

WAYS WE PAY POLICY PROCEEDS

         The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

         We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.

ASSIGNING YOUR POLICY

         You may assign (transfer) your rights in a policy to someone else as collateral for a loan or for some other reason, if we agree. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

         Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. You should consult your tax advisor prior to making a transfer or other assignment.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

         We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

         Date of receipt. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

         Business days. Every day that the New York Stock Exchange is open for regular trading is a business day for us. Each business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

         Payments you make. The following are reflected in your policy as of the date we receive them:

         o premium payments received after the policy's investment start date (discussed below)

         o   loan repayments and interest payments

         Requests you make. The following transactions occur as of the date we receive your request:

         o   withdrawals                            o  tax withholding
                                                       elections
         o   face amount decreases that             o  changes  of  allocation
             result from a withdrawal                  percentages  for  premium
                                                       payments or monthly
                                                       deductions
         o   surrenders                             o  changes of beneficiary
         o   transfers from a variable              o  changes in form of
             investment option to the                  death benefit payment
             guaranteed interest option             o  loans
         o   transfers among variable investment    o  assignments
             options

         The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

         o   changes in face amount                 o  election or termination
                                                       of paid up death benefit
                                                       guarantee
         o   changes in death benefit option        o  changes of insured person
         o   termination of enhanced death
             benefit guarantee                      o  restoration of terminated
                                                       policies

         Dollar cost averaging service. Transfers pursuant to our dollar cost averaging service occur as of the first day of each month of your policy. We make the first such transfer, as of your policy's first monthly anniversary that coincides with or follows the date we receive your request. If you request the dollar cost averaging service in your original policy application, however, the first transfer will occur as of the first day of the second month of your policy that begins after your policy's initial Allocation date.

         Delay in certain cases. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" on page __ below. We may also delay such transactions for any other legally permitted purpose.

         Prices applicable to policy transactions. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

         Effect of death or surrender. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

         Register date. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

         o If you submit the full minimum initial premium to your Equitable Life associate at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

         o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

         We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

         Investment start date. This is the date your investment first begins to earn a return for you in our Alliance Money Market option (prior to the Allocation Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.

         Commencement of insurance coverage. You must give the full minimum initial premium to your Equitable Life associate on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and
(2) unless the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may review a copy of our temporary insurance agreement, on request, for more information about the terms and conditions of that coverage.

     Non-issuance. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

     Age; age at issue. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

GENDER-NEUTRAL POLICIES

     Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

     There will be no distinctions based on sex in the cost of insurance rates for Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life policy.

MORE INFORMATION ABOUT OTHER MATTERS

YOUR VOTING PRIVILEGES

     Voting of Portfolio shares. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust of which that Portfolio is a part). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

     Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semi-annual report we send to you.

     Voting as policyowner. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life and other policies that Separate Account FP supports.

ABOUT OUR SEPARATE ACCOUNT FP

     Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

     Separate Account FP's predecessor was established on April 19, 1985 by our then wholly-owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

     Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

     Each subaccount (variable investment option) within Separate Account FP invests solely in class IB shares issued by the corresponding Portfolio of The Hudson River Trust or EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

     The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, as well as to the trustee of a qualified plan for Equitable. The Hudson River Trust sells its shares to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of The

Hudson River Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' Portfolios is so large as to materially impair the investment performance of the Portfolio the Trust involved, we will examine other investment alternatives.

ABOUT OUR GENERAL ACCOUNT

     Our general account assets support all of our obligations, (including those under the Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

     Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

     We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.

YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

     After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

     Upon making this change, the monthly insurance charges we deduct and prospective guarantee premiums will be based on the new insured person's insurance risk characteristics. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

     Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax Information" beginning on page __ below. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.

TRANSFERS OF YOUR ACCOUNT VALUE

     Transfers not implemented. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

     Similarly, the dollar cost averaging service will terminate immediately if:
(1) your amount in the Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death.

TELEPHONE REQUESTS

     If you are a properly authorized person, you may make telephone transfers as described above on page __.

     Also, if you are both the owner and the insured person under your policy, you may call 1-888-855-5100 (toll free) from a touch tone phone to make the following additional types of requests:

o  policy loans              o   changes of premium allocation percentages
o  changes of address

     All telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include: requiring personal identification information from the caller and providing subsequent written confirmation of the instructions. If we do not employ reasonable procedures to confirm the genuineness of telephone instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

     Any telephone transaction request that you make after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone transactions, or modify the procedures and conditions for such transactions, at any time.

DEDUCTING POLICY CHARGES

     Monthly cost of insurance charge. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

     As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured person's increasing age.

     Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life policies are based on the Commissioner's 1980 Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the Commissioner's 1980 Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

     Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

     We offer lower rates for non-tobacco users only if they are at least age
18. You may ask us to review a younger insured person's tobacco habits following the policy anniversary on which such person is age 18.

     Date of monthly deductions. We make the regular monthly deductions as of the first day of each month of the policy.

     Purposes of policy charges. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

     The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales expenses and taxes we incur that are based on premium payments.

CUSTOMER LOYALTY CREDIT

     We provide a customer loyalty credit for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because we first offered Incentive Life in 1999, no credit has yet been attained under any outstanding policy.

SUICIDE AND CERTAIN MISSTATEMENTS

     If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

     General. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death (and other required items), we will pay the proceeds as a single sum, normally within seven days thereafter.

     Clearance of checks. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of guaranteed interest option proceeds. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

     Delay of variable investment option proceeds. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

     Delay to challenge coverage. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

     In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

     o combine two or more variable investment options or withdraw assets relating to Incentive Life from one investment option and put them into another;

     o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

     o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

     o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

     o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

     If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you as required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, The Hudson River Trust or EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

     We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. We also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

REPORTS WE WILL SEND YOU

     Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm premium payments, transfers and certain other policy transactions.

LEGAL PROCEEDINGS

     Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.

ILLUSTRATIONS OF POLICY BENEFITS

     In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured person under your policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

SEC REGISTRATION STATEMENT

     We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's web-site (www.sec.gov).

HOW WE MARKET THE POLICIES

     We offer variable life insurance policies (including Incentive Life) and variable annuity contracts through EQ Financial Consultants, Inc. ("EQF"). The Investment Company Act of 1940, therefore, classifies EQF as the "principal underwriter" of those policies and contracts. EQF also serves as manager and a principal underwriter of EQ Advisors Trust and as the principal underwriter of The Hudson River Trust. EQF is a wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EQF is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. In 1997 and 1998,

EQF was paid a fee of $325,380 and $_____ , respectively, for its services as principal underwriter of our policies.

     We sell Incentive Life through licensed insurance agents who are also registered representatives of EQF. The agent who sells you this policy receives sales commissions from Equitable Life. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agents will receive maximum commissions of 50% of the amount of the target premium you pay in your policy's first year, plus __% of all other premiums paid in your policy's first year; plus __% of the amount of the premium you pay in the second through tenth years; plus __% of all other premiums you pay in subsequent year. We pay comparable commissions on the amount of premiums you pay that we deem attributable to any face amount increase that you request. The agent may be required to return to us any commissions on premiums that we have refunded to a policyowner.

     We also sell the policies through licensed independent insurance brokers. They will also be registered representatives either of EQF or of another SEC registered broker-dealer. The commissions for independent brokers will be no more than those for agents. The commissions will be paid through the registered broker-dealer and may be subject to our above-noted return policy if premiums are refunded.

INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

     We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

YEAR 2000 PROGRESS

     [Copy to come based on Form 10-K disclosure that Equitable Life will provide.]

DIRECTORS AND PRINCIPAL OFFICERS

     Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, N.Y. 10104.


------------------------------------------------------------------------------------------------------------------------
Name and Principal                      Business Experience
Business Address                        Within Past Five Years
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DIRECTORS


------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                      Director of Equitable Life since July 1992.  Senior  Executive Vice President,
AXA-UAP                                 Human  Resources  and  Communications  of  AXA-UAP  ("AXA-UAP"),  and  various
23, Avenue Matignon                     positions with AXA-UAP affiliated companies. Director of the Holding Company.
75008 Paris, France
------------------------------------------------------------------------------------------------------------------------
Henri de Castries                       Director of Equitable Life since September 1993.  Director and Chairman of the
AXA-UAP                                 Board of the Holding  Company since April 1998.  Prior thereto,  Vice Chairman
23, Avenue Matignon                     of the Board of the Holding  Company since  February  1996.  Senior  Executive
75008 Paris, France                     Vice President,  Financial  Services and Life Insurance  Activities of AXA-UAP
                                        since 1996.  Also Director or Officer of various  subsidiaries  and affiliates of the AXA-UAP  Group  (formerly  known as the AXA  Group).  Director of other
                                        Equitable Life  affiliates.  Previously held other  officerships  with the AXA
                                        Group.
------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                        Director of Equitable  Life since May 1982.  Chairman  and Chief  Executive of
The McGraw-Hill Companies               The McGraw-Hill Companies. Director of the Holding Company.
1221 Avenue of the Americas
New York, NY 10020
------------------------------------------------------------------------------------------------------------------------
Denis Duverne                           Director of  Equitable  Life since  February  1998.  Senior Vice  President of
AXA-UAP                                 AXA-UAP.  Director  since  February  1996,  Alliance.  Director since February
23, Avenue Matignon                     1997, Donaldson Lufkin & Jenrette ("DLJ").
75008 Paris, France
------------------------------------------------------------------------------------------------------------------------
William T. Esrey                        Director  of  Equitable  Life since July 1986.  Chairman  and Chief  Executive
Sprint Corporation                      Officer of Sprint Corporation. Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
------------------------------------------------------------------------------------------------------------------------
Jean-Rene Fourtou                       Director  of  Equitable  Life since July 1992.  Chairman  and Chief  Executive
Rhone-Poulenc S.A.                      Officer  of  Rhone-Poulenc  S.A.  Member of the  Supervisory  Board of AXA-UAP
25, Quai Paul Doumer                    since January 1997. Director of the Holding Company.
92408 Courbevoie Cedex
France
------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                       Director of Equitable  Life since March 1989.  President of Xavier  University
Xavier University of Louisiana          of Louisiana.
7325 Palmetto Street
New Orleans, LA  70125
------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                        Director of Equitable Life since July 1991. Partner,  LeBoeuf,  Lamb, Greene &
LeBouef, Lamb, Greene & MacRae          MacRae. Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
------------------------------------------------------------------------------------------------------------------------
John T. Hartley                         Director of Equitable Life since August 1987. Currently a Director and retired
Harris Corporation                      Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
1025 NASA Boulevard                     previously held other officerships with Harris Corporation.  Director of the
Melbourne, FL  32919                    Holding Company.
------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.                  Director of Equitable Life since July 1992.  Managing  Director of SBC Warburg
SBC Warburg Dillon Read, Inc.           Dillon  Read,  Inc.  and  member of its Board of  Directors.  Director  of the
535 Madison Avenue                      Holding Company.
New York, NY  10028
------------------------------------------------------------------------------------------------------------------------

Mary R. (Nina) Henderson                Director  of  Equitable  Life since  December  1996.  President  of  Bestfoods
Bestfoods Grocery                       Grocery  (formerly CPC  Specialty  Markets  Group) of BESTFOODS  (formerly CPC
BESTFOODS                               International,  Inc.) since 1993.  Prior  thereto,  President of CPC Specialty
International Plaza                     Products and Best Foods Exports. Director of the Holding Company.
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976
------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                        Director of Equitable  Life since July 1992.  President of Jarmain Group Inc.;
Jarmain Group Inc.                      also an Officer or  Director of several  affiliated  companies.  Chairman  and
121 King Street West                    Director  of  FCA  International  Ltd.  Director  of  various  AXA  affiliated
Suite 2525                              companies.   Previously  held  other   officerships  with  FCA  International.
Toronto, Ontario M5H 3T9                Director of the Holding Company.
Canada
------------------------------------------------------------------------------------------------------------------------
G. Donald Johnston, Jr.                 Director of Equitable  Life since  January  1986.  Retired  Chairman and Chief
184-400 Ocean Road                      Executive Officer of JWT Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
------------------------------------------------------------------------------------------------------------------------
George T. Lowy                          Director of Equitable Life since July 1992. Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne               Director of Equitable Life since February 1996.  Chairman and Chief  Executive
Schneider S.A.                          Officer of Schneider  S.A.  and Chairman or Director of numerous  subsidiaries
64/70, Avenue Jean-Baptiste Clement     and  affiliated  companies of  Schneider.  Director of AXA-UAP and the Holding
92646 Boulogne-Billancourt Cedex        Company.
France
------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.                    Director  of  Equitable  Life  since  May  1987.  Retired  Chairman  and Chief
P.O. Box 397                            Executive   Officer  of  American   Cyanamid  Company  (retired  April  1993);
Newton, NJ  07860                       previously held other  officerships  with American  Cyanamid.  Director of the
                                        Holding Company.
------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                        Director of  Equitable  Life since March 1991.  Chairman  and Chief  Executive
Alliance Capital Management             Officer of Alliance  and  Chairman or  Director of numerous  subsidiaries  and
Corporation                             affiliated companies of Alliance. Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
------------------------------------------------------------------------------------------------------------------------

OFFICER-DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                         Director of Equitable  Life since January 1998.  President  since January 1998 and  Chief  Operating  Officer  since  February  1998,  Equitable  Life.  Vice
                                        Chairman since April 1998,  Senior  Executive Vice President  (January 1998 to
                                        April 1998),  and Director and Chief  Operating  Officer  (both since  January
                                        1998),  the  Holding  Company.  Vice  Chairman  (from  1996  to  1997),  Chase
                                        Manhattan Corporation.  Vice Chairman (from 1995 to 1996) and Senior Executive
                                        Vice President (from 1991 to 1995),  Chemical Bank.  Executive Vice President,
                                        Chief Operating  Officer and Director since March 1998,  Equitable  Investment
                                        Corporation  ("EIC"),  ACMC, Inc.  ("ACMC") and Equitable  Capital  Management
                                        Corporation ("ECMC").


------------------------------------------------------------------------------------------------------------------------

Edward D. Miller                        Director of  Equitable  Life since  August  1997.  Chairman of the Board since
                                        January 1998,  Chief Executive  Officer since August 1997,  President  (August
                                        1997  to  January  1998),  Equitable  Life.  Director,   President  and  Chief
                                        Executive  Officer,  all since August 1997, the Holding  Company.  Senior Vice
                                        Chairman,  Chase Manhattan  Corporation (March 1996 to April 1997).  President
                                        (January  1994 to March  1996) and Vice  Chairman  (December  1991 to  January
                                        1994),  Chemical  Bank.  Director,  Alliance  (since August 1997),  DLJ (since
                                        November 1997), ECMC (since March 1998) and ACMC (since March 1998).
                                        Director,  Chairman,  President and Chief Executive  Officer since March 1998,
                                        EIC.
------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                        Director of Equitable  Life since  February  1998.  Vice Chairman of the Board since February 1998 and Chief  Financial  Officer since April 1996,  Equitable
                                        Life.  Executive Vice  President  since May 1996 and Chief  Financial  Officer since May 1997,  the Holding  Company.  Vice  President  since March 1997,  EQ
                                        ADVISORS TRUST. Director since July 1997, Alliance.  Director,  Executive Vice
                                        President  and  Chief  Financial  Officer  since  June  1997,  EIC.  Director,
                                        Chairman,  President and Chief Executive  Officer since July 1997, ACMC. Prior thereto,  Chairman,  Insurance  Consulting and Actuarial  Practice,  Coopers &
                                        Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                          Executive Vice President and Chief Information  Officer (since February 1998),
                                        Equitable Life. Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                            Senior Vice  President and Deputy Chief  Financial  Officer,  Equitable  Life.
                                        Senior  Vice  President,   the  Holding  Company.  Vice  President  and  Chief
                                        Financial  Officer since March 1997,  EQ ADVISORS  TRUST.  Chairman,  Frontier
                                        Trust Company  ("Frontier").  Executive Vice President since November 1996 and
                                        Director,  EQ Financial  Consultants,  Inc. ("EQF").  Director until May 1997,
                                        Equitable  Distributors,  Inc.  ("EDI")  and  Director  and Officer of various
                                        Equitable Life affiliates.  Previously held other  officerships with Equitable
                                        Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                          Senior Vice President and Treasurer,  Equitable Life and the Holding  Company.
                                        Treasurer,  EquiSource and Frontier.  Vice President and Treasurer,  Equitable
                                        Casualty  Insurance  Company  ("Casualty")  and EQ ADVISORS TRUST (since March
                                        1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett                         Senior Vice  President and Actuary,  Equitable  Life,  since  September  1996.
                                        Partner and Senior  Actuarial  Consultant,  Coopers & Lybrand L.L.P.  (January
                                        1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                       Senior Vice President and Controller,  Equitable Life and the Holding Company.
                                        Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                           Senior  Vice  President  and  Auditor,  Equitable  Life.  Vice  President  and
                                        Auditor,  the Holding Company,  since September 1994. Vice  President/Auditor,
                                        National Westminster Bank (November 1984 to June 1993).
------------------------------------------------------------------------------------------------------------------------
Mark A. Hug                             Senior Vice President since April 1997,  Equitable Life.  Prior thereto,  Vice
                                        President, Aetna.
------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                        Executive Vice President and General  Counsel,  Equitable Life and the Holding
                                        Company.  Previously  held  other  officerships  with  Equitable  Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------

Jerome S. Golden                        Executive Vice President since November 1997,  Equitable Life.  Prior thereto,
                                        President,  Income  Management  Group (May 1994 to November  1997),  Equitable
                                        Life.  Chairman and Chief Executive  Officer (February 1995 to December 1997),
                                        EDI. Owner (November 1993 to May 1994), JG Resources.
------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                        Vice President and Chief Compliance Officer,  Equitable Life.  Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------
Vincent M. Marra
------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                       Senior  Vice  President,  and Chief  Marketing  Officer  since  January  1997,
                                        Equitable  Life.  Prior  thereto,  Senior Vice  President.  Chairman and Chief
                                        Executive Officer,  EQF. Vice President,  EQ ADVISORS TRUST (since March 1997)
                                        and  THE  HUDSON  RIVER  TRUST  (until   March  1998).   Director,   Equitable
                                        Underwriting  and Sales Agency  (Bahamas),  Ltd. (since May 1996) and Colorado
                                        (since January 1995).  Previously held other  officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Douglas Menkes                          Senior Vice President and Corporate  Actuary since June 1997,  Equitable Life.
                                        Prior thereto, Consulting Actuary, Milliman & Robertson, Inc.
------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                          Executive  Vice  President  and  Chief  Investment  Officer,  Equitable  Life.
                                        Executive Vice  President  since May 1995 and Chief  Investment  Officer since
                                        July  1995,  the  Holding  Company.  Trustee,  THE  HUDSON  RIVER  TRUST,  and
                                        Chairman,   President  and  Trustee  since  March  1997,  EQ  ADVISORS  TRUST.
                                        Director,  Alliance,  since July 1995.  Executive Vice  President,  EQF, since
                                        November 1996. Prior to May 1995, Vice President/Manager,  Insurance Companies
                                        Investment Strategies Group, Salomon Brothers, Inc.
------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale                     Senior Vice President,  Equitable Life. Director, Chairman and Chief Operating
                                        Officer,  Casualty,  since September 1997.  Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                         Vice President,  Secretary and Associate  General Counsel,  Equitable Life and
                                        the  Holding  Company,  both  since  September  1995.  Previously  held  other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                       Senior Vice President  since  February 1995 and Deputy  General  Counsel since
                                        June 1996, Equitable Life.  Director,  EQF. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                          Senior Executive Vice President since August 1994, Chief Distribution  Officer since December 1997 and Chief Agency Officer  (August 1994 to December  1997),
                                        Equitable Life. Prior thereto, Agency Manager.  Executive Vice President since
                                        May 1996, the Holding  Company.  Vice  President  since March 1998, THE HUDSON
                                        RIVER TRUST.
------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS OF EQUITABLE LIFE AND SEPARATE ACCOUNT FP

         The financial statements of Separate Account FP and Equitable Life included in this prospectus have been audited for the years ended December 31, 1998, 1997 and 1996 by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports. These financial statements have been so included in reliance on the reports of PricewaterhouseCoopers, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

                 [Financial Statements to be filed by amendment]

APPENDIX I: INVESTMENT PERFORMANCE RECORD

     The tables below show performance information for the variable investment options. The performance shown for each option equals the performance of the Portfolio corresponding to that option, reduced by the current rate of the policies' mortality and expense risk charge (.60% annual rate). You can find more information about the performance of the Portfolios under the heading "__________" in the Trust prospectuses attached at the end of this prospectus. The performance figures on which the tables are based is after deduction of all fees and expenses paid by the Trusts or any of the Portfolios.

     The tables below, however, do not take into account the following additional charges that we will deduct under your policy: (1) the sales charge that we deduct from each premium payment you make; (2) the monthly cost of insurance charge; (3) the surrender charge; (4) any charge for optional rider benefits you may select or (5) the policies' monthly administrative charge (currently $20 for your policy's first 12 months and $7 per month thereafter, for issue ages 18 and older). For more information about these charges, see "Charges and Expenses You Will Pay" beginning on page __ of this prospectus. If we reflected these charges, the performance shown below would be reduced. We have not done so, however, because the actual impact of these charges on a particular policy varies considerably based on such factors as the insurance risk characteristics of the insured person; the face amount and other options you select for your policy; the amount and timing of your premium payments; and whether you make withdrawals, take policy loans, or surrender your policy. In order to better understand how the charges we have omitted from the below tables will affect your policy's value, you should refer to your Illustrations of Policy Benefits that your Equitable Life associate will provide. You can request Equitable Life or your Equitable Life associate to provide you with such illustrations at any time, whether before or after you purchase a policy.

                                                         AVERAGE ANNUAL RATE OF RETURN FOR PERIODS ENDING
                                                                        December 31, 1998
                                                                        -----------------
                                                                                                    SINCE PORTFOLIO
      VARIABLE INVESTMENT OPTION         1 YR.     3 YRS.     5 YRS.     10 YRS.    20 YRS.        INCEPTION (DATE*)

FIXED INCOME OPTIONS

Alliance Money Market                    x.x%      x.x%       x.x%       x.x%       --         x.x%     (7/31/81)
Alliance Intermediate Gov't
   Securities                                                                                           (4/1/91)
Alliance Quality Bond                                                                                   (10/1/93)
Alliance High Yield                                                                                     (1/2/87)

EQUITY OPTIONS

T. Rowe Price Equity Income                                                                             (5/1/97)
EQ/Putnam Growth & Income
   Value                                                                                                (5/5/97)
Alliance Growth & Income                                                                                (10/1/93)
Alliance Equity Index                                                                                   (3/1/94)
Merrill Lynch Basic Value

   Equity                                                                                               (5/1/97)
Alliance Common Stock                                                                                   (11/13/76)
MFS Research                                                                                            (5/1/97)
Alliance Global                                                                                         (8/27/87)
Alliance International                                                                                  (4/3/95)
T. Rowe Price International
   Stock                                                                                                (5/1/97)
Morgan Stanley Emerging
   Markets Equity                                                                                       (8/20/97)
Alliance Aggressive Stock                                                                               (1/27/86)
Warburg Pincus Small
   Company Value                                                                                        (5/1/97)
Alliance Small Cap Growth                                                                               (5/1/97)
MFS Emerging Growth
   Companies                                                                                            (5/1/97)
MFS Growth with Income                                                                                  (--/--/99)
EQ/Alliance Premier Growth                                                                              (--/--/99)

ASSET ALLOCATION OPTIONS

Alliance Conservative
   Investors                                                                                            (10/2/89)
EQ/Putnam Balanced                                                                                      (5/1/97)
Alliance Balanced                                                                                       (1/27/86)
Alliance Growth Investors                                                                               (10/2/89)
Merrill Lynch World Strategy                                                                            (5/1/97)


----------------------------

* The inception date shown is the date that the relevant Portfolio (or its predecessor) received its initial funding.

     In some cases, the return information shown above includes a period of time prior to when Separate Account FP first offered a corresponding variable investment option under any form of variable life insurance policy. Therefore, the below table provides additional performance information from the date that those investment options actually received initial funding.

                                                                AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDING
                VARIABLE INVESTMENT OPTION                                      DECEMBER 31, 1998
                --------------------------                                      -----------------
                                                                      SINCE VARIABLE INVESTMENT
                                                                             OPTION INCEPTION (DATE)

Alliance Money Market                                                            x.x% (__/__/__)
Alliance Common Stock

     Unlike the rate of return tables above, the following yield information does not include capital gains and losses that the Portfolios corresponding to the indicated variable investment options may have experienced.

                                                                            ANNUALIZED YIELD FOR PERIODS
                  VARIABLE INVESTMENT OPTION                                  ENDING DECEMBER 31, 1998
                  --------------------------                                  ------------------------

                                                                          7 DAYS                     30 DAYS
                                                                          ------                     -------

Alliance Money Market                                                      __%                         --
Alliance Intermediate Government Securities
Alliance Quality Bond
Alliance High Yield

     The information in the tables above is not a guarantee, a prediction, or necessarily an indication of future performance.

APPENDIX II:  OUR DATA ON MARKET PERFORMANCE

     In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

     o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

     o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

     o    data developed by us derived from such indices or averages.

     We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:


         Barron's                                                        Money Management Letter
         Morningstar's Variable Annuities/Life                           Investment Dealers Digest
         Business Week                                                   National Underwriter
         Forbes                                                          Pension & Investments
         Fortune                                                         USA Today
         Institutional Investor                                          Investor's Daily
         Money                                                           The New York Times
         Kiplinger's Personal Finance                                    The Wall Street Journal
         Financial Planning                                              The Los Angeles Times
         Investment Adviser                                              The Chicago Tribune
         Investment Management Weekly

     Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

     The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

     o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

     o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

     The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

     The following chart presents historical return trends for various types of securities. The information presented does not directly relate to the performance of our variable investment options or the Trusts. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life premiums.

     Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

     The chart on page ___ illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1998 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

     The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.

-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Rates of Return

                                                       Long-Term        Long-Term     Intermediate-Term    U.S.        Consumer
For the following periods ending         Common     Government Bonds    Corporate       Gov't Bonds      Treasury     Price Index
December 31, 1998                        Stocks                           Bonds                            Bills

------------------------------------- ------------- ----------------- --------------- ----------------- ------------ --------------

1 Year
3 Years
5 years
10 years
20 years
30 years
40 years
50 years
60 years
Since 1926
Inflation Adjusted
  Since 1926


-----------------------------

     Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1998 YEARBOOK, (TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) - Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds - Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds - For the period 1969-1997, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1997; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term Government Bonds - Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills - Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Consumer Price Index - Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

APPENDIX III: AN INDEX OF KEY WORDS AND PHRASES

This index should help you locate more information on the terms used in this prospectus.

                                                    PAGE IN                                                        PAGE IN
                                                THIS PROSPECTUS                                                THIS PROSPECTUS
                                                ---------------                                                ---------------
account value                                                      loan, loan interest
Administrative office                                              modified endowment contract
age                                                                month, year
Allocation date                                                    monthly deduction
alternative death benefit                                          monthly processing day
amount at risk                                                     net cash surrender value
anniversary                                                        no-lapse guarantee
assign; assignment                                                 Option A, B
automatic transfer service                                         our
basis                                                              owner
beneficiary                                                        paid up
business day                                                       paid up death benefit guarantee
Cash Surrender Value                                               partial withdrawal
Code                                                               payment option
collateral                                                         planned periodic premium
cost of insurance rates                                            policy
cost of insurance charge                                           Portfolio
customer loyalty credit                                            premium payments
day                                                                prospectus
death benefit guarantee                                            receive
default                                                            restore, restoration
dollar cost averaging service                                      rider
enhanced death benefit guarantee                                   sec
EQ advisors trust                                                  Separate Account FP
EQ financial consultants                                           state
Equitable Life                                                     subaccount
Equitable Access Account                                           surrender
face amount                                                        surrender charge
grace period
guarantee against termination                                      target premium
guaranteed interest option                                         telephone transfers
guarantee premium                                                  transfers
Guaranteed Interest Account                                        trust(s)
Hudson River Trust                                                 units
Incentive Life                                                     unit values
insured person                                                     us
investment funds                                                   variable investment option
investment option                                                  we
issue date                                                         withdrawal
lapse                                                              you, your

                                     Part II

                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES

Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Policies, Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, data pages or riders to any policies or prospectuses, or otherwise.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.


Reconciliation and Tie.

The Prospectus dated May 1, 1999 (EQF channel) consisting of 61 pages.


Representation regarding reasonableness of aggregate policy fees and charges.

Undertaking to file reports, previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

The signatures.

Written Consents of the following persons:

Barbara Fraser, F.S.A., M.A.A.A., Vice President of Equitable (See exhibit 2(b))

Independent Public Accountants (See exhibit 6)

The following exhibits: Exhibits required by Article IX, paragraph A of Form N-8B-2:

        1-A(1)(a)(i)            Certified resolution re Authority to Market
                                Variable Life Insurance and Establish Separate
                                Accounts, previously filed with this
                                Registration Statement File No. 333-17663 on
                                December 11, 1996.

        1-A(2)                  Inapplicable.

        1-A(3)(a)               See Exhibit 1-A(8).

        1-A(3)(b)               Broker-Dealer and General Agent Sales Agreement, previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(3)(c)               See Exhibit 1-A(8)(i).

        1-A(4)                  Inapplicable.

+       1-A(5)(a)(i)            Flexible Premium Variable Life Insurance Policy
                                (94-300) (Incentive Life Plus) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.

+       1-A(5)(a)(ii)           Flexible Premium Variable Life Insurance Policy
                                (94-300) (Incentive Life Plus) (Equitable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(a)(iii)          Flexible Premium Variable Life Insurance Policy
                                (95-300) (Corporate Incentive Life) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(a)(iv)           Flexible Premium Variable Life Insurance Policy
                                (95-300) (Corporate Incentive Life) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(a)(v)            Flexible Premium Variable Life Insurance Policy
                                (85-300) (Equitable Variable), previously filed with this Registration Statement File
                                No. 333-17663 on December 11, 1996.


        1-A(5)(a)(vi)           Flexible Premium Variable Life Insurance Policy (99-300).


        1-A(5)(b)               Name Change Endorsement (S.97-1), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(c)               Option to Purchase Additional Insurance Rider
                                (R94-204) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(d)               Option to Purchase Additional Insurance Rider
                                (R94-204) (Equitable), previously filed with
                                this Registration Statement File No. 333-17663
                                on December 11, 1996.

+       1-A(5)(e)               Substitution of Insured Rider (R94-212) (Equitable Variable),
                                previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(f)               Substitution of Insured Rider (R94-212) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(g)               Renewable Term Insurance Rider on the Insured
                                (R94-215) (Equitable Variable), previously filed with this Registration Statement File
                                No. 333-17663 on December 11, 1996.

+       1-A(5)(h)               Renewable Term Insurance Rider on the Insured
                                (R94-215) (Equitable), previously filed with
                                this Registration Statement File No. 333-17663
                                on December 11, 1996.

+       1-A(5)(i)               Disability Rider - Waiver of Monthly Deductions
                                (R94-216) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(j)               Disability Rider - Waiver of Monthly Deductions
                                (R94-216) (Equitable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(k)               Disability Rider - Waiver of Premiums (R94-216A) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(l)               Disability Rider - Waiver of Premiums (R94-216A) (Equitable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.


-----------------------
+State variations not included

+       1-A(5)(m)               Yearly Renewable Term Insurance Rider on the Insured
                                (R94-220) (Equitable Variable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(n)               Yearly Renewable Term Insurance Rider on the Insured
                                (R94-220) (Equitable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(o)               Accelerated Death Benefit Rider (R94-102) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(p)               Accelerated Death Benefit Rider (R94-102) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(q)               Designated Insured Option Rider (R91-107) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(r)               Designated Insured Option Rider (R91-107) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(s)               Accounting Benefit Rider (S.94-118) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(t)               Accounting Benefit Rider (S.94-118) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(u)               Limitation on Amount of Insurance Rider (R85-406)
                                (Equitable Variable), previously filed with this Registration Statement
                                File No. 333-17663 on December 11, 1996.

        1-A(5)(v)               Exchange Privilege Rider (R85-405) (for use with
                                Policy 85-300) (Equitable Variable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(w)               Disability Rider - Waiver of Monthly Deductions (R85-408)
                                (for use with Policy 85-300) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(x)               Pro Rata Surrender Charge Endorsement (S.87-289)
                                (for use with Policy 85-300) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.

        1-A(5)(y)               Asset Allocation Endorsement (S.89-301) (for use
                                with Policy 85-300) (Equitable Variable),
                                previously filed with this Registration
                                Statement File No. 333-17663 on December 11,
                                1996.

        1-A(5)(z)               Investment Options Rider and Guaranteed Interest Division Transfer Rider
                                (R.89-303)(for use with Policy No. 85-300) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.


        1-A(5)(z)(ii)           Face Amount Increase Endorsement (S.99-30).

        1-A(5)(z)(iii)          Table of Guaranteed Payments Endorsement (S.99-33).

        1-A(5)(z)(iv)           Form of Paid Up Death Benefit Guarantee Endorsement (S.99-32).

        1-A(5)(z)(v)            Form of Enhanced Death Benefit Guarantee Rider (R99-100).


        1-A(6)(a)               Declaration and Charter of Equitable, as amended January 1, 1997, previously filed with this
                                Registration Statement File No. 333-17663 on April 30, 1997.

        1-A(6)(b)               By-Laws of Equitable, as amended November 21, 1996, previously filed with this
                                Registration Statement File No. 333-17663 on April 30, 1997.

        1-A(7)                  Inapplicable.



-----------------------
+State variations not included

        1-A(8)                  Distribution and Servicing Agreement among EQ
                                Financial Consultants, Inc. (formerly known as Equico
                                Securities, Inc.), Equitable and Equitable Variable
                                dated as of May 1, 1994, previously filed with this Registration Statement
                                File No. 333-17663 on December 11, 1996.

        1-A(8)(i)               Schedule of Commissions, previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

        1-A(9)(a)               Agreement and Plan of Merger of Equitable Variable with
                                and into Equitable dated September 19, 1996, previously
                                filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.

        1-A(9)(b)               Form of Participation Agreement among EQ Advisors Trust, Equitable,
                                Equitable Distributors, Inc. and EQ Financial Consultants, Inc.,
                                incorporated by reference to the Registration Statement of EQ Advisors
                                Trust on Form N-1A (File Nos. 333-17217 and 811-07953).

        1-A(10)(a)              Application EV4-200Y (Equitable Variable), previously filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.

        1-A(10)(b)              Application EV4-200Y (Equitable), previously filed with
                                this Registration Statement File No. 333-17663
                                on December 11, 1996.

        2(a)(i)                 Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel
                                of Equitable, previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        2(a)(ii)                Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel
                                of Equitable, previously filed with this Registration Statement File No. 333-17663 on April 30, 1997.


        2(a)(iii)               Opinion and Consent of Counsel (to be filed by amendment).


        2(b)(i)                 Opinion and Consent of Barbara Fraser, F.S.A.,
                                M.A.A.A., Vice President of Equitable, previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        2(b)(ii)                Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice President of
                                Equitable relating to Exhibit 2(b)(i), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        2(b)(iii)               Opinion and Consent of Barbara Fraser, F.S.A.,
                                M.A.A.A., Vice President of Equitable, previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        2(b)(iv)                Opinion and Consent of Barbara Fraser, F.S.A.,
                                M.A.A.A., Vice President of Equitable, previously filed with this
                                Registration Statement File No. 333-17663 on April 30, 1997.


        2(b)(v)                 Opinion and Consent of Barbara Fraser, F.S.A.,
                                M.A.A.A., Vice President of Equitable, previously filed with this Registation
                                Statement File No. 333-17663 on May 1, 1998.

        2(b)(vi)                Opinion and Consent  of Barbara Fraser, F.S.A., M.A.A.A., Vice President
                                of Equitable. (To be filed by amendment)


        3                       Inapplicable.

        4                       Inapplicable.


        6                       Consent of Independent Public Accountant (to be filed by Amendment?).

        7                       Powers-of-Attorney, previously filed with this Registration Statement on May 1, 1998.


                                      II-4

        8                       Description of Equitable's Issuance,
                                Transfer and Redemption Procedures for Flexible
                                Premium Policies pursuant to Rule 6e-3(T)(b)(12)(iii)
                                under the Investment Company Act of 1940, previously
                                filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.


        9                       Illustration of Policy Benefits (to be filed by Amendment).



                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the City and State of New York, on the 1st day of March, 1999.

                                     SEPARATE ACCOUNT FP OF THE EQUITABLE
                                     LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                                     By:   THE EQUITABLE LIFE
    [SEAL]                                 ASSURANCE SOCIETY OF
                                           THE UNITED STATES,
                                           DEPOSITOR



                                     By:   /s/ Mark A. Hug
                                           ------------------------------
                                              (Mark A. Hug)
                                               Senior Vice President



Attest:  /s/ Linda Galasso
        ------------------------
            (Linda Galasso)
             Assistant Secretary
             March 1, 1999

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 1st day of March, 1999.

                                            THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES


                                            By:  /s/ Mark A. Hug
                                                --------------------------------
                                                    (Mark A. Hug)
                                                     Senior Vice President


      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:

*Edward D. Miller                   Chairman of the Board and
                                    Chief Executive Officer

*Michael Hegarty                    President and Chief Operating Officer

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                   Vice Chairman of the Board
                                    and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:


/s/ Alvin H. Fenichel
--------------------------
    Alvin H. Fenichel               Senior Vice President and Controller
    March 1, 1999


*DIRECTORS:


Francoise Colloc'h      Donald J. Greene               George T. Lowy
Henri de Castries       John T. Hartley                Edward D. Miller
Joseph L. Dionne        John H.F. Haskell, Jr.         Didier Pineau-Valencienne
Denis Duverne           Michael Hegarty                George J. Sella, Jr.
William T. Esrey        Mary R. (Nina) Henderson       Stanley B. Tulin
Jean-Rene Fourtou       W. Edwin Jarmain               Dave H. Williams
Norman C. Francis       G. Donald Johnston, Jr.



*By:  /s/ Mark A. Hug
     -----------------------
         (Mark A. Hug)
          Attorney-in-Fact
          March 1, 1999

                                  EXHIBIT INDEX


EXHIBIT NO.                                                                     TAG VALUE
-----------                                                                     ---------
1-A(5)(a)(vi)        Flexible Premium Variable Life Insurance Policy (99-300).    EX-99.1A(5)(a)(vi)

1-A(5)(z)(ii)        Face Amount Increase Endorsement (S.99-30).                  EX-99.1A(5)(z)(ii)

1-A(5)(z)(iii)       Table of Guaranteed Payments Endorsement (S.99-33).          EX-99.1A(5)(z)(iii)

1-A(5)(z)(iv)        Form of Paid Up Death Benefit Guarantee Endorsement
                     (S.99-32).                                                   EX-99.1A(5)(z)(iv)

1-A(5)(z)(v)         Form of Enhanced Death Benefit Guarantee Rider (R99-100).    EX-99.1A(5)(z)(v)

